UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 14, 2005

(Date of Report/Date of earliest event reported)

SOLO CUP COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 333-116843

Delaware	47-0938234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 Old Deerfield Road, Highland Park, Illinois	60035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847/831-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On March 14, 2005, Solo Cup Company issued a press release announcing its financial results for the year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1:	Press Release issued by Solo Cup Company dated March 14, 2005.

Exhibit 99.1 to this report contains a non-GAAP financial measure as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. Management reports its financial results in accordance with generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures utilized for analysis by the Company and our debt holders provide financial statement users meaningful comparisons between current and prior period results, as well as important information regarding performance trends. This non-GAAP financial measure may be inconsistent with similar measures presented by other companies. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO CUP COMPANY

By:	/s/ Susan H. Marks
Susan H. Marks
Chief Financial Officer, Executive Vice President and Assistant Secretary

Date: March 14, 2005

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